SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 3, 2004

Under the section SUPPLEMENTAL/INVESTMENT RISK CHARTS, the chart relating to SunAmerica Balanced Portfolio is deleted in its entirety and replaced with the following:

In what other types of investments - Reverse repurchase agreements may the Portfolio periodically

invest?

What other types of risks may - Emerging markets

potentially or periodically

affect the Portfolio?

Under the section entitled SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND SECURITIES RATINGS, the reference with respect to the SunAmerica Balanced Portfolio is deleted in its entirety and replaced with the following:

The SunAmerica Portfolio may invest up to 15% of its total assets (measured at the time of investment) in securities rated below BBB- by Standard & Poor's or Baa3 by Moody's.

Dated: July 16, 2004